[graphic]
                            photo of satellite dish

                        Annual Report September 30, 1999

Oppenheimer
Global Growth &
Income Fund




                                                      [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Stocks worldwide rebounded dramatically in the wake of last year's global currency and credit crisis, contributing to the Fund's strong performance.

The Fund made few strategic changes during the reporting period, focusing primarily on fixed-income securities, dividend-paying stocks and growth stocks from Europe and North America.


    CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 8  Fund Performance

14  Financial
    Statements

32  Independent
    Auditors' Report

33  Federal
    Income Tax
    Information

34  Officers and Trustees

35  OppenheimerFunds
    Family



Average Annual
Total Returns
For the 1-Year Period
Ended 9/30/99*

Class A
Without     With
Sales Chg.  Sales Chg.
-----------------------
70.06%      60.28%

Class B
Without     With
Sales Chg.  Sales Chg.
-----------------------
68.80%      63.80%

Class C
Without     With
Sales Chg.  Sales Chg.
-----------------------
68.79%      67.79%



Not FDIC Insured.
No Bank Guarantee.
May Lose Value.

* See page 12 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund


Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.
      At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


1 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

PRESIDENT'S LETTER


One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.


Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
October 21, 1999


2 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


[photo]
Portfolio Management
Team (l to r)
Frank Jennings
(Portfolio Manager)
William Wilby
George Evans


Q How did Oppenheimer Global Growth & Income Fund perform during the one-year period that ended September 30, 1999?

A. We are very pleased with the Fund's performance over the past year. In fact, the Fund's Class A shares were ranked 1 of 105 (one-year), 1 of 75 (three-year) and 1 of 45 (five-year) among global flexible portfolio funds for the periods ended September 30, 1999.(1) In addition, the Fund's Class A shares were recently awarded a 5-star rating (*****) by Morningstar among 1,025 and 565 international equity funds for the 3- and 5-year periods ended September 30, 1999.(2)
      We attribute the Fund's excellent performance during the reporting period to our disciplined stock selection strategy. By identifying trends--such as technological change and global restructuring--that are propelling global growth, we have been able to take advantage of strong, individual companies that have played important roles in enabling this growth.



1. Source: Lipper Analytical Services, Inc., 9/30/99. See page 12 for further details.
2. Source: Morningstar, Inc., 9/30/99. See page 12 for further details.


3 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Why did the global financial markets rebound so quickly and dramatically?

In large part, the markets' recovery was the result of actions taken by central banks worldwide as the crisis unfolded last year. When the reporting period began, the Federal Reserve Board had just reduced key short-term interest rates in order to stimulate global economic growth and restore much-needed liquidity to the financial markets. That initial reduction was quickly followed by two others. In addition, many other nations' central banks followed the Federal Reserve Board's lead, reducing interest rates in their countries. In doing so, the central banks made more funds available to companies seeking to raise capital for ongoing operations and expansion.
      In addition, the markets' recovery was enhanced by a concurrent increase in corporate earnings. Certain key sectors of the global markets, including the energy and semiconductor industries, began to recover after experiencing recession-like conditions for several years. Higher oil prices and robust demand for microchips helped fuel a rebound in those sectors, which positively influenced the marketplace.

How did the various regions of the world fare in this environment?

The Asian markets rebounded strongly in 1999 as the fear of depression eased and their economies stabilized. Japan's stock market has had a very good year so far, driven by the widespread belief that the Japanese economy has stabilized and may begin to recover from its longstanding recession. The advance of European markets has paused as the region adjusts to a new currency, the euro, which has weakened relative to the U.S. dollar. In the United States, stocks as a whole had performed reasonably well, with the greatest returns coming from technology and economically sensitive businesses.


[callout]
"Our successful investment strategy is based on three components: growth stocks, fixed income securities and high yield stocks."


4 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

How was the Fund managed in this investment climate?

Our strategy has largely remained unchanged because we evaluate the prospects of individual companies in the context of long-term growth trends, rather than according to macroeconomic conditions or industry concentrations. In fact, one of the only significant changes to the portfolio occurred in July, when we shifted the emphasis of our fixed-income holdings from bonds in Asia and Latin America to U.S. Treasury securities. In our view, U.S. interest rates had risen more than economic conditions warranted, and we bought U.S. Treasury bonds to lock in high yields and capture potential capital appreciation as interest rates subsequently moderated.

What investments contributed most to the Fund's performance?

U.S. technology company National Semiconductor Corp. provided very good returns over the past year as the industry recovered from a period of relatively lackluster growth. Driven by greater demand for microprocessors, National Semiconductor was a prime beneficiary of this recovery. In addition, the company's stock price rallied when it sold an under-performing division in order to focus on its more profitable niche businesses.



Average Annual
Total Returns
For the Periods Ended 9/30/99(3)

Class A         Since
1-Year   5-Year Inception
--------------------------
60.28%   19.83% 15.90%

Class B         Since
1-Year   5-Year Inception
--------------------------
63.80%   N/A    24.35%

Class C         Since
1-Year   5-Year Inception
--------------------------
67.79%   20.35% 18.66%



3. See page 12 for further details.


5 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


The Fund's largest position, QUALCOMM, Inc., also provided outstanding returns.(4) This U.S. telecommunications company recently set a new standard for software that runs cellular telephone communications. When this new--and, in our opinion, superior--standard was adopted by many competing cellular telephone equipment manufacturers, QUALCOMM, Inc.'s stock price rose dramatically.
      Biotechnology firm Millennium Pharmaceuticals, Inc. was another winner for the Fund. Millennium is a leader in the use of genetic engineering to develop new drugs. The company's stock surged after a large German chemical company invested several hundred million dollars for access to Millennium's research and products.
      As always, investing in foreign securities entails additional expenses and risks including foreign currency fluctuations.

What is your outlook for the foreseeable future?

We currently see little reason that global stock markets need to either rise or fall substantially from current levels. On one hand, many global economies are either stable or growing, and we see little likelihood of an economic collapse in these markets. On the other hand, valuations of many growth companies remain quite high. As a result, we continue to believe that the greatest returns are likely to be achieved by focusing on individual companies rather than overall markets.



4. The Fund's portfolio is subject to change.


6 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Fortunately, we have had no trouble identifying growth companies that we believe will benefit from our investment themes, including Mass Affluence, New Technologies, Corporate Restructuring and Aging. Adhering to these long-term investment themes and focusing on the companies that we believe will benefit are important parts of what makes OppenheimerFunds The Right Way to Invest.



Portfolio Allocation(5)

[pie chart]
U.S. Stocks         46.8%
Foreign Stocks      37.9
U.S. Bonds          12.3
Foreign Bonds        3.0



Geographical Diversification of Holdings(5)
----------------------------------------------------------

United States                                        58.4%
----------------------------------------------------------
United Kingdom                                       17.0
----------------------------------------------------------
France                                                9.5
----------------------------------------------------------
Germany                                               6.8
----------------------------------------------------------
The Netherlands                                       4.3
----------------------------------------------------------
Mexico                                                2.5
----------------------------------------------------------
Belgium                                               0.6
----------------------------------------------------------
Hong Kong                                             0.6
----------------------------------------------------------
India                                                 0.3


Top 10 Common Stock Holdings(5)
----------------------------------------------------------

 QUALCOMM, Inc.                                       6.4%
----------------------------------------------------------
 National Semiconductor Corp.                         6.2
----------------------------------------------------------
 Coherent, Inc.                                       4.8
----------------------------------------------------------
 Sybase, Inc.                                         4.4
----------------------------------------------------------
 Porsche AG, Preference                               4.3
----------------------------------------------------------
 Getronics NV                                         4.3
----------------------------------------------------------
 Eurotunnel SA                                        3.5
----------------------------------------------------------
 Reed International plc                               3.4
----------------------------------------------------------
 Allied Domecq plc                                    3.2
----------------------------------------------------------
 Polaroid Corp.                                       2.9



5. Portfolio is subject to change. Percentages are as of September 30, 1999, and are based on total market value of investments.


7 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE


How has the Fund performed?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended September 30, 1999, followed by a graphical comparison of the Fund's performance to two broad-based indices.

Management's discussion of performance. During the Fund's fiscal year that ended September 30, 1999, Oppenheimer Global Growth & Income Fund provided very good performance. Returns were generally attractive over the past year as stocks and bonds worldwide recovered from last year's global credit and currency crisis. Stocks also benefited from a recovery in certain commodities prices and greater demand for technology products and services. In this environment, the Fund made few strategic changes, with the exception of shifting the focus of our fixed income holdings from emerging-market bonds to U.S. Treasury securities. Overall, the Manager continued to adhere to its longstanding strategy of identifying out-of-favor, dividend paying stocks; growth companies most likely to benefit from the Fund's four long-term investment themes; and fixed income securities providing competitive yields and the potential for capital appreciation. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1999. In the case of Class A shares, performance is measured from inception of the class on October 22, 1990. In the case of Class B shares, performance is measured from inception of the class on October 10, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


8 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

The Fund's performance is compared to two indices because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury and government agency issues, investment grade corporate bond issues and fixed rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.
      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices, and its fixed income investments are not limited to investment grade issues.




9 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Growth & Income Fund (Class A),
MSCI World Index and Lehman Brothers Aggregate Bond Index


[line chart]

               Oppenheimer Global Growth & Income Fund Class A  MSCI World Index     Lehman Brothers Aggregate Bond Index
10.22.90        9425                                            10000                10000
9.30.91        10531                                            11456                11454
               10345                                            11407                12891
9.30.93        12517                                            13790                14177
               14265                                            14903                13720
9.30.95        15325                                            17134                15649
               17359                                            19567                16416
9.30.97        24101                                            24386                18011
               21988                                            24511                20064
9.30.99        37393                                            31843                20010


Average Annual Total Return of Class A Shares of the Fund at 9/30/99(1) 1-Year 60.28% 5-Year 19.83% Life 15.90%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Growth & Income Fund (Class B),
MSCI World Index and Lehman Brothers Aggregate Bond Index


[line chart]

               Oppenheimer Global Growth & Income Fund Class B  MSCI World Index     Lehman Brothers Aggregate Bond Index
10.10.95       10000                                            10000                10000
9.30.96        11432                                            11420                10490
9.30.97        15742                                            14233                11509
9.30.98        14259                                            14305                12834
9.30.99        23769                                            18585                12787

Average Annual Total Return of Class B Shares of the Fund at 9/30/99(1) 1-Year 63.80% Life 24.35%



10 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Global Growth & Income Fund (Class C),
MSCI World Index and Lehman Brothers Aggregate Bond Index


[line chart]

               Oppenheimer Global Growth & Income Fund Class C  MSCI World Index     Lehman Brothers Aggregate Bond Index
12.1.93        10000                                            10000                10000
9.30.94        10741                                            11144                 9724
9.30.95        11451                                            12813                11092
9.30.96        12878                                            14632                11635
9.30.97        17737                                            18236                12765
9.30.98        16064                                            18329                14235
9.30.99        27113                                            23812                14183


Average Annual Total Return of Class C Shares of the Fund at 9/30/99(1) 1-Year 67.79% 5-Year 20.35% Life 18.66%


The performance information for both indices in the graphs begins on 10/31/90 for Class A, 9/30/95 for Class B and 11/30/93 for Class C.
1. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



11 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A. The inception date of the Fund's Class A shares was 10/22/90. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/10/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

Lipper Ranking. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 of 105 (1-year), 1 of 75 (3-year) and 1 of 45 (5-year) among global flexible portfolio funds for the periods ended 9/30/99.

Morningstar Rating. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star ratings are based on the weighted average of 3-, 5- and 10-year (if applicable) ratings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were rated 5 stars (3-year) and 5 stars (5-year) among 1,025 and 565 international equity funds, respectively, for the periods ended 9/30/99.


12 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Financials







13 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS September 30, 1999


                                                                       Market Value
                                                              Shares    See Note 1
-----------------------------------------------------------------------------------
 Common Stocks--84.5%
-----------------------------------------------------------------------------------
 Basic Materials--2.6%
-----------------------------------------------------------------------------------
 Chemicals--2.6%
 International Flavors & Fragrances, Inc.                    669,500    $23,097,750
-----------------------------------------------------------------------------------
 Capital Goods--12.3%
-----------------------------------------------------------------------------------
 Electrical Equipment--2.2%
 Halma plc                                                10,000,000     18,939,350
-----------------------------------------------------------------------------------
 Industrial Services--6.4%
 Eurotunnel SA(1)                                         20,000,000     30,885,000
-----------------------------------------------------------------------------------
 True North Communications, Inc.                             700,000     25,462,500
                                                                        -----------
                                                                         56,347,500

-----------------------------------------------------------------------------------
 Manufacturing--3.7%
 Sidel SA                                                    100,000     10,181,400
-----------------------------------------------------------------------------------
 Societe BIC SA                                              450,000     21,959,235
                                                                        -----------
                                                                         32,140,635

-----------------------------------------------------------------------------------
 Communication Services--2.7%
-----------------------------------------------------------------------------------
 Telecommunications-Long Distance--2.7%
 Altran Technologies SA                                       60,000     18,051,750
-----------------------------------------------------------------------------------
 Global Crossing Ltd.(1)                                     200,000      5,300,000
                                                                        -----------
                                                                         23,351,750

-----------------------------------------------------------------------------------
 Consumer Cyclicals--11.4%
-----------------------------------------------------------------------------------
 Autos & Housing--6.6%
 General Motors Corp.                                        200,000     12,587,500
-----------------------------------------------------------------------------------
 Hanson plc                                                1,000,000      7,707,492
-----------------------------------------------------------------------------------
 Porsche AG, Preference                                       14,000     37,871,400
                                                                        -----------
                                                                         58,166,392

-----------------------------------------------------------------------------------
 Leisure & Entertainment--1.0%
 Hasbro, Inc.                                                400,000      8,575,000
-----------------------------------------------------------------------------------
 Media--3.4%
 Reed International plc                                    5,000,000     30,097,098
-----------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.4%
 Hermes International SA                                      30,000      3,274,875
-----------------------------------------------------------------------------------
 Consumer Staples--11.0%
-----------------------------------------------------------------------------------
 Beverages--3.7%
 Allied Domecq plc                                         5,000,000     28,532,543
-----------------------------------------------------------------------------------
 Bass plc                                                    296,000      3,570,809
                                                                        -----------
                                                                         32,103,352


14 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                                       Market Value
                                                              Shares    See Note 1
-----------------------------------------------------------------------------------
 Broadcasting--0.3%
 CD Radio, Inc.(1)                                           100,000    $ 2,550,000
-----------------------------------------------------------------------------------
 Entertainment--0.5%
 Piccadilly Cafeterias, Inc.(2)                              650,000      4,265,625
-----------------------------------------------------------------------------------
 Food--2.4%
 Thorntons plc(2)                                          6,265,000     21,254,727
-----------------------------------------------------------------------------------
 Household Goods--4.1%
 Hindustan Lever Ltd.                                            150          8,811
-----------------------------------------------------------------------------------
 Reckitt & Colman plc                                      1,100,000     13,659,389
-----------------------------------------------------------------------------------
 Wella AG, Preference                                        750,000     22,365,000
                                                                        -----------
                                                                         36,033,200

-----------------------------------------------------------------------------------
 Financial--0.8%
-----------------------------------------------------------------------------------
 Diversified Financial--0.8%
 Edinburgh Fund Managers Group                             1,000,000      7,229,891
-----------------------------------------------------------------------------------
 ICICI Ltd.                                                       10             20
                                                                        -----------
                                                                          7,229,911

-----------------------------------------------------------------------------------
 Healthcare--11.8%
-----------------------------------------------------------------------------------
 Healthcare/Drugs--8.2%
 Cheminor Drugs Ltd.                                         217,300      2,919,182
-----------------------------------------------------------------------------------
 Gilead Sciences, Inc.(1)                                    100,000      6,418,750
-----------------------------------------------------------------------------------
 Human Genome Sciences, Inc.(1)                              240,000     17,700,000
-----------------------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc.(1)                         370,000     24,050,000
-----------------------------------------------------------------------------------
 Neurogen Corp.(1,2)                                       1,225,000     20,365,625
                                                                        -----------
                                                                         71,453,557

-----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--3.6%
 Affymetrix, Inc.(1)                                         126,400     12,442,500
-----------------------------------------------------------------------------------
 St. Jude Medical, Inc.(1)                                   600,000     18,900,000
                                                                        -----------
                                                                         31,342,500

-----------------------------------------------------------------------------------
 Technology--31.9%
-----------------------------------------------------------------------------------
 Computer Software--11.3%
 Electronic Arts, Inc.(1)                                     50,000      3,618,750
-----------------------------------------------------------------------------------
 Getronics NV                                                700,000     37,759,575
-----------------------------------------------------------------------------------
 Lernout & Hauspie Speech Products NV(1)                     150,000      5,231,250
-----------------------------------------------------------------------------------
 Psion plc                                                   540,000      8,848,794
-----------------------------------------------------------------------------------
 Sybase, Inc.(1)                                           3,300,000     38,981,250
-----------------------------------------------------------------------------------
 Symantec Corp.(1)                                           125,000      4,496,094
                                                                        -----------
                                                                         98,935,713


15 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND


STATEMENT OF INVESTMENTS  Continued


                                                                       Market Value
                                                              Shares    See Note 1
-----------------------------------------------------------------------------------
 Communications Equipment--6.5%
 QUALCOMM, Inc.(1)                                           300,000   $ 56,756,250
-----------------------------------------------------------------------------------
 Electronics--11.1%
 Coherent, Inc.(1,2)                                       1,900,000     42,393,750
-----------------------------------------------------------------------------------
 National Semiconductor Corp.(1)                           1,800,000     54,900,000
                                                                        -----------
                                                                         97,293,750

-----------------------------------------------------------------------------------
 Photography--3.0%
 Polaroid Corp.                                            1,000,000     26,000,000
                                                                        -----------
 Total Common Stocks (Cost $588,375,408)                                739,208,935

                                                                Face
                                                              Amount(3)
-----------------------------------------------------------------------------------
 U.S. Government Obligations--10.6%

 U.S. Treasury Bonds, STRIPS:
 6.05%, 11/15/26(4)                                     $ 50,000,000      9,395,150
 6.11%, 11/15/27(4)                                      100,000,000     17,812,500
 6.14%, 8/15/23(4)                                        50,000,000     11,373,250
 6.22%, 8/15/26(4)                                        50,000,000      9,541,300
 6.25%, 8/15/22(4)                                        50,000,000     11,809,600
 6.26%, 8/15/25(4)                                        50,000,000     10,096,750
 6.28%, 11/15/24(4)                                       50,000,000     10,550,650
 6.46%, 5/15/21(4)                                        50,000,000     12,513,650
                                                                        -----------
 Total U.S. Government Obligations (Cost $95,430,838)                    93,092,850

-----------------------------------------------------------------------------------
 Foreign Government Obligations--2.5%

 United Mexican States Treasury Bills, Zero Coupon:
 26.08%, 2/10/00(4) [MXN]                                194,539,540     19,228,487
 26.09%, 1/13/00(4) [MXN]                                 24,807,400      2,498,956
                                                                        -----------
 Total Foreign Government Obligations (Cost $20,540,468)                 21,727,443

-----------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--2.4%

 Bangkok Bank Public Co., 8.75% Sub. Nts., 3/15/07(5)      6,175,000      5,009,364
-----------------------------------------------------------------------------------
 CD Radio, Inc., Units (each unit consists of $1,000 principal amount of 14.50% sr. nts., 5/15/09 and three warrants to
 purchase 10.95 shares of common stock)(5,6)               6,000,000      6,270,000
-----------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC, 8.79% Bonds,
 12/29/49(5,7)                                            10,000,000      9,554,490
                                                                        -----------
 Total Non-Convertible Corporate Bonds and Notes (Cost $20,374,098)      20,833,854

-----------------------------------------------------------------------------------
 Convertible Corporate Bonds and Notes--1.2%

 Reckitt & Colman plc, 9.50% Cv. Capital Bonds, 3/31/05
 (Cost $11,048,489)                                        3,800,000     10,388,645

-----------------------------------------------------------------------------------
 Structured Instruments--0.0%

 Deutsche Bank AG, Russian OFZ Linked Nts., 33.327%, 9/12/01(8)
 (Cost $2,663,966)                                         2,000,000         20,000


16 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                                       Market Value
                                                                        See Note 1
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $738,433,267)              101.2%   $885,271,727
-----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (1.2)    (10,396,245)
-----------------------------------------------------------------------------------
 Net Assets                                                   100.0%   $874,875,482
                                                          =========================


Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographical Diversification                           Market Value        Percent
-----------------------------------------------------------------------------------
 United States                                          $517,778,683           58.4%
 Great Britain                                           150,228,738           17.0
 France                                                   84,352,261            9.5
 Germany                                                  60,236,400            6.8
 The Netherlands                                          37,759,575            4.3
 Mexico                                                   21,727,443            2.5
 Belgium                                                   5,231,250            0.6
 Hong Kong                                                 5,009,364            0.6
 India                                                     2,928,013            0.3
 Russia                                                       20,000            0.0
                                                        ---------------------------
 Total                                                  $885,271,727          100.0%
                                                        ===========================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1999 amounts to $88,279,727.
Transactions during the period in which the issuer was an affiliate are as follows:

                                     Shares                              Shares
                                  Sept. 30,       Gross       Gross   Sept. 30,    Dividend
                                       1998   Additions  Reductions        1999      Income
-------------------------------------------------------------------------------------------
 Coherent, Inc.                   1,050,000     850,000          --   1,900,000    $     --
-------------------------------------------------------------------------------------------
 Neurogen Corp.                     260,000     965,000          --   1,225,000          --
-------------------------------------------------------------------------------------------
 Piccadilly Cafeterias, Inc.        100,000     550,000          --     650,000     143,784
-------------------------------------------------------------------------------------------
 Thorntons plc                           --   6,265,000          --   6,265,000      97,330
                                                                                   --------
                                                                                   $241,114
                                                                                   ========


3. Face amount is reported in U.S. dollars, except for those denoted in the following currency: MXN Mexican Nuevo Peso
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,833,854 or 2.38% of the Fund's net assets as of September 30, 1999.
6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
7. Represents the current interest rate for a variable rate security.
8. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1999


-----------------------------------------------------------------------------------
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $670,052,445)                            $796,992,000
 Affiliated companies (cost $68,380,822)                                 88,279,727
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                        39,452,521
 Shares of beneficial interest sold                                       9,486,635
 Interest and dividends                                                   1,689,086
 Other                                                                        7,668
                                                                       ------------
 Total assets                                                           935,907,637

-----------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                          30,442,403
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                   28,808,126
 Shares of beneficial interest redeemed                                     830,175
 Distribution and service plan fees                                         470,606
 Transfer and shareholder servicing agent fees                              162,257
 Shareholder reports                                                        101,631
 Trustees' compensation--Note 1                                              96,885
 Other                                                                      120,072
                                                                       ------------
 Total liabilities                                                       61,032,155

-----------------------------------------------------------------------------------
 Net Assets                                                            $874,875,482
                                                                       ============

-----------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                       $662,721,533
-----------------------------------------------------------------------------------
 Undistributed net investment income                                     12,010,868
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign
 currency transactions                                                   53,763,611
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies               146,379,470
                                                                       ------------
 Net assets                                                            $874,875,482
                                                                       ============


18 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $482,481,425 and 20,642,737 shares of beneficial interest outstanding)         $23.37
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                    $24.80
--------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $235,032,261 and 10,151,938 shares of beneficial interest outstanding)         $23.15
--------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $157,361,796 and 6,797,329 shares of beneficial interest outstanding)          $23.15



See accompanying Notes to Financial Statements.


19 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999


-----------------------------------------------------------------------------------
 Investment Income

 Interest (net of foreign withholding taxes of $460)                   $ 12,998,166
-----------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $481,184)    7,837,603
 Affiliated companies (net of foreign withholding taxes of $10,815)         241,114
                                                                       ------------
 Total income                                                            21,076,883

-----------------------------------------------------------------------------------
 Expenses

 Management fees--Note 4                                                  4,277,769
-----------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                    749,399
 Class B                                                                  1,345,563
 Class C                                                                  1,041,395
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                    1,051,740
-----------------------------------------------------------------------------------
 Shareholder reports                                                        218,423
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                214,860
-----------------------------------------------------------------------------------
 Registration and filing fees                                                89,144
-----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                 33,849
-----------------------------------------------------------------------------------
 Trustees' compensation--Note 1                                              27,185
-----------------------------------------------------------------------------------
 Other                                                                       44,210
                                                                       ------------
 Total expenses                                                           9,093,537
 Less expenses paid indirectly--Note 1                                       (6,627)
                                                                       ------------
 Net expenses                                                             9,086,910

-----------------------------------------------------------------------------------
 Net Investment Income                                                   11,989,973

-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                             62,392,645
 Foreign currency transactions                                           (5,048,037)
                                                                       ------------
 Net realized gain                                                       57,344,608

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                            201,609,051
 Translation of assets and liabilities denominated in
 foreign currencies                                                         769,896
                                                                       ------------
 Net change                                                             202,378,947
                                                                       ------------
 Net realized and unrealized gain                                       259,723,555

-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $271,713,528
                                                                       ============



See accompanying Notes to Financial Statements.


20 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended September 30,                                       1999           1998
-----------------------------------------------------------------------------------
 Operations

 Net investment income                                  $ 11,989,973    $ 4,964,736
-----------------------------------------------------------------------------------
 Net realized gain                                        57,344,608     63,530,210
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation   202,378,947   (112,300,442)
                                                        ---------------------------
 Net increase (decrease) in net assets resulting from
 operations                                              271,713,528    (43,805,496)

-----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                  (2,129,087)    (6,864,117)
 Class B                                                    (473,352)    (1,464,595)
 Class C                                                    (381,559)    (1,546,097)
-----------------------------------------------------------------------------------
 Dividends in excess of net investment income:
 Class A                                                          --       (234,876)
 Class B                                                          --        (68,516)
 Class C                                                          --        (71,224)
-----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (34,264,677)   (10,520,713)
 Class B                                                 (13,697,971)    (2,432,947)
 Class C                                                 (11,497,333)    (3,038,690)

-----------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions--Note 2:
 Class A                                                 152,013,727     71,740,105
 Class B                                                 101,665,724     60,313,670
 Class C                                                  46,473,370     28,380,691

-----------------------------------------------------------------------------------
 Net Assets

 Total increase                                          509,422,370     90,387,195
-----------------------------------------------------------------------------------
 Beginning of period                                     365,453,112    275,065,917
                                                        ---------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $12,010,868 and $(61,900),
 respectively]                                          $874,875,482   $365,453,112
                                                        ===========================


See accompanying Notes to Financial Statements.


21 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS


 Class A  Year Ended September 30,               1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $16.03    $19.36    $15.62    $14.98    $15.21
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .41       .29       .40       .47       .45
 Net realized and unrealized gain (loss)         9.64     (1.90)     5.12      1.40       .54
                                             ------------------------------------------------
 Total income (loss) from
 investment operations                          10.05     (1.61)     5.52      1.87       .99
---------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income            (.15)     (.63)     (.40)     (.40)     (.40)
 Dividends in excess of net investment
 income                                            --      (.02)       --        --        --
 Distributions from net realized gain           (2.56)    (1.07)    (1.38)     (.83)     (.82)
                                             ------------------------------------------------
 Total dividends and distributions
 to shareholders                                (2.71)    (1.72)    (1.78)    (1.23)    (1.22)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $23.37    $16.03    $19.36    $15.62    $14.98
                                             ================================================

---------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            70.06%    (8.77)%   38.83%    13.28%     7.43%

---------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $482,481  $212,765  $181,716  $120,214  $113,341
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $309,772  $216,009  $141,582  $115,186  $120,267
---------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           2.51%     1.62%     2.47%     2.65%     3.09%
 Expenses                                        1.33%     1.36%(3)  1.43%(3)  1.52%(3)  1.63%(3)
---------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                        98%      117%       91%      208%      135%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $785,468,271 and $522,226,857, respectively.


See accompanying Notes to Financial Statements.


22 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 Class B     Year Ended September 30,            1999      1998      1997      1996(5)
-----------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $15.95    $19.27    $15.57    $14.72
-----------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .29       .23       .30       .36
 Net realized and unrealized gain (loss)         9.55     (1.96)     5.06      1.63
                                             --------------------------------------
 Total income (loss) from
 investment operations                           9.84     (1.73)     5.36      1.99
-----------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income            (.08)     (.51)     (.28)     (.31)
 Dividends in excess of net investment income      --      (.01)       --        --
 Distributions from net realized gain           (2.56)    (1.07)    (1.38)     (.83)
                                             --------------------------------------
 Total dividends and distributions
 to shareholders                                (2.64)    (1.59)    (1.66)    (1.14)
-----------------------------------------------------------------------------------
 Net asset value, end of period                $23.15    $15.95    $19.27    $15.57
                                             ======================================

-----------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            68.80%    (9.42)%   37.69%    14.33%

-----------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $235,032   $81,866   $37,071    $8,131
-----------------------------------------------------------------------------------
 Average net assets (in thousands)           $134,974   $63,012   $17,474    $3,815
-----------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           1.76%     1.42%     1.77%     1.64%
 Expenses                                        2.08%     2.11%(3)  2.15%(3)  2.28%(3)
-----------------------------------------------------------------------------------
 Portfolio turnover rate(4)                        98%      117%       91%      208%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $785,468,271 and $522,226,857, respectively.
5. For the period from October 10, 1995 (inception of offering) to September 30, 1996.


See accompanying Notes to Financial Statements.


23 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS  Continued


 Class C  Year Ended September 30,               1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period          $15.95    $19.26    $15.55    $14.92    $15.17
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .29       .17       .28       .35       .35
 Net realized and unrealized gain (loss)         9.55     (1.91)     5.08      1.40       .53
                                             ------------------------------------------------
 Total income (loss) from
 investment operations                           9.84     (1.74)     5.36      1.75       .88
---------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income            (.08)     (.48)     (.27)     (.29)     (.31)
 Dividends in excess of net investment income      --      (.02)       --        --        --
 Distributions from net realized gain           (2.56)    (1.07)    (1.38)     (.83)     (.82)
                                             ------------------------------------------------
 Total dividends and distributions
 to shareholders                                (2.64)    (1.57)    (1.65)    (1.12)    (1.13)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $23.15    $15.95    $19.26    $15.55    $14.92
                                             ================================================

---------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            68.79%    (9.43)%   37.74%    12.45%     6.61%

---------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $157,362   $70,822   $56,278   $35,706   $28,295
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $104,560   $65,502   $43,338   $31,371   $22,211
---------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           1.76%     0.86%     1.71%     1.87%     2.36%
 Expenses                                        2.08%     2.12%(3)  2.18%(3)  2.28%(3)  2.39%(3)
---------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                        98%      117%       91%      208%      135%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $785,468,271 and $522,226,857, respectively.
5. For the period from October 10, 1995 (inception of offering) to September 30, 1996.


See accompanying Notes to Financial Statements.


24 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currenc exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


25 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies  Continued

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1999, a provision of $3,060 was made for the Fund's projected benefit obligations and payments of $9,434 were made to retired trustees, resulting in an accumulated liability of $94,014 as of September 30, 1999.


26 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect an increase in undistributed net investment income of $3,066,793. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Year Ended September 30, 1999   Year Ended September 30, 1998
                                 Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------
 Class A
 Sold                        12,286,834   $257,043,828        8,166,418   $151,105,616
 Dividends and/or
 distributions reinvested     2,127,688     34,784,772          985,898     16,923,623
 Redeemed                    (7,045,802)  (139,814,873)      (5,266,895)   (96,289,134)
                             ---------------------------------------------------------
 Net increase                 7,368,720   $152,013,727        3,885,421   $ 71,740,105
                             =========================================================

--------------------------------------------------------------------------------------
 Class B
 Sold                         5,723,532   $117,423,335        3,694,602   $ 69,285,741
 Dividends and/or
 distributions reinvested       827,997     13,450,551          218,630      3,732,968
 Redeemed                    (1,531,721)   (29,208,162)        (705,388)   (12,705,039)
                             ---------------------------------------------------------
 Net increase                 5,019,808   $101,665,724        3,207,844   $ 60,313,670
                             =========================================================

--------------------------------------------------------------------------------------
 Class C
 Sold                         2,812,202   $ 56,628,274        2,110,026   $ 39,519,237
 Dividends and/or
 distributions reinvested       682,703     11,089,724          258,216      4,399,103
 Redeemed                    (1,138,460)   (21,244,628)        (850,145)   (15,537,649)
                             ---------------------------------------------------------
 Net increase                 2,356,445   $ 46,473,370        1,518,097   $ 28,380,691
                             =========================================================


--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Securities

As of September 30, 1999, net unrealized appreciation on securities of $146,838,460 was composed of gross appreciation of $181,127,366, and gross depreciation of $34,288,906.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended September 30, 1999, was 0.78% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


28 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A      Commissions      Commissions      Commissions
                        Front-End       Front-End       on Class A       on Class B       on Class C
                    Sales Charges   Sales Charges           Shares           Shares           Shares
                       on Class A     Retained by      Advanced by      Advanced by      Advanced by
 Year Ended                Shares     Distributor      Distributor(1)   Distributor(1)   Distributor(1)
----------------------------------------------------------------------------------------------------
 September 30, 1999    $1,478,727        $450,307          $93,740       $2,976,814         $433,138

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                  Class C
                  Contingent Deferred      Contingent Deferred      Contingent Deferred
                        Sales Charges            Sales Charges            Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor  Retained by Distributor
---------------------------------------------------------------------------------------
 September 30, 1999               $--                 $245,145                  $22,517

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $749,399, all of which was paid by the Distributor to recipients. That included $63,239 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


29 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates  Continued

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                             Distributor's        Distributor's
                                                                 Aggregate         Unreimbursed
                                                              Unreimbursed        Expenses as %
                   Total Payments      Amount Retained            Expenses        of Net Assets
                       Under Plan       by Distributor          Under Plan             of Class
-----------------------------------------------------------------------------------------------
 Class B Plan          $1,345,563           $1,170,605          $5,177,072                 2.20%
 Class C Plan           1,041,395              516,145           1,200,045                 0.76



30 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
       Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

--------------------------------------------------------------------------------
6. Illiquid or Restricted Securities

As of September 30, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $20,000.

--------------------------------------------------------------------------------
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
      The Fund had no borrowings outstanding during the year ended September 30, 1999.


31 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Global Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Growth & Income Fund as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG LLP


Denver, Colorado
October 21, 1999


32 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Distributions of $2.6619, $2.6349 and $2.6346 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 4, 1998, of which $0.6917 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended September 30, 1999, which are not designated as capital gain distributions should be multiplied by 4.09% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




33 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

----------------------------------------------------------------------------------
 Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board of Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Pauline Trigere, Trustee
                           Clayton K. Yeutter, Trustee
                           Frank Jennings, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

----------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

----------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

----------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

----------------------------------------------------------------------------------
 Custodian of              The Bank of New York
 Portfolio Securities

----------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP

----------------------------------------------------------------------------------
 Legal Counsel             Mayer, Brown & Platt

                           This is a copy of a report to shareholders of Oppenheimer Global Growth & Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Growth & Income Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



34 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMERFUNDS FAMILY


------------------------------------------------------------------------------------------------------
 Global Equity

                         Developing Markets Fund            Global Fund
                         International Small Company Fund   Quest Global Value Fund
                         Europe Fund                        Global Growth & Income Fund
                         International Growth Fund

------------------------------------------------------------------------------------------------------
 Equity

                         Stock                              Stock & Bond
                         Enterprise Fund(1)                 Main Street(R) Growth & Income Fund
                         Discovery Fund                     Quest Opportunity Value Fund
                         Main Street(R) Small Cap Fund      Total Return Fund
                         Quest Small Cap Value Fund         Quest Balanced Value Fund
                         MidCap Fund                        Capital Income Fund(2)
                         Capital Appreciation Fund          Multiple Strategies Fund
                         Growth Fund                        Disciplined Allocation Fund
                         Disciplined Value Fund             Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund                Specialty
                         Trinity Core Fund                  Real Asset Fund
                         Trinity Value Fund                 Gold & Special Minerals Fund

------------------------------------------------------------------------------------------------------
 Fixed Income

                         Taxable                            Municipal
                         International Bond Fund            Main Street(R) California Municipal Fund(3)
                         World Bond Fund                    California Municipal Fund(3)
                         High Yield Fund                    Florida Municipal Fund(3)
                         Champion Income Fund               New Jersey Municipal Fund(3)
                         Strategic Income Fund              New York Municipal Fund(3)
                         Bond Fund                          Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund          Municipal Bond Fund
                         U.S. Government Trust              Insured Municipal Fund
                         Limited-Term Government Fund       Intermediate Municipal Fund

                                                            Rochester Division
                                                            Rochester Fund Municipals
                                                            Limited Term New York Municipal Fund

------------------------------------------------------------------------------------------------------
 Money Market(4)

                         Money Market Fund                  Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


35 | OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK

INFORMATION AND SERVICES


As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270


[logo]OppenheimerFunds(R)
        Distributor, Inc.


RA0215.001.0999  November 29, 1999